UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3749

DWS State Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Massachusetts Tax-Free Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, this fund is non-diversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Massachusetts Tax-Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.32%	4.25%	3.71%	4.59%	5.28%
Class B	2.86%	3.47%	2.90%	3.76%	4.44%
Class C	2.86%	3.47%	2.89%	3.76%	4.46%
Lehman Brothers Municipal Bond Index+	3.44%	4.45%	4.37%	5.17%	5.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/06	$ 14.33	$ 14.32	$ 14.32
3/31/06	$ 14.20	$ 14.20	$ 14.20
Distribution Information: Six Months: Income Dividends as of 9/30/06	$ .28	$ .22	$ .22
Capital Gains as of 9/30/06	$ .06	$ .06	$ .06
September Income Dividend	$ .0466	$ .0377	$ .0379
SEC 30-day Yield++ as of 9/30/06	3.12%	2.52%	2.53%
Tax Equivalent Yield++ as of 9/30/06	5.07%	4.09%	4.11%
Current Annualized Distribution Rate++ as of 9/30/06	3.96%	3.20%	3.22%

++ The SEC yield is net investment income per share earned over the month ended September  30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.11%, 2.49% and 2.49% for Classes A, B and C shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September  30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.95%, 3.17% and 3.18% for Class A, B and C, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class A Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	51	22
3-Year	24	of	50	48
5-Year	17	of	49	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,956	$10,651	$11,952	$15,969
	Average annual total return	-.44%	2.13%	3.63%	4.79%
Class B	Growth of $10,000	$10,050	$10,704	$11,928	$15,443
	Average annual total return	.50%	2.29%	3.59%	4.44%
Class C	Growth of $10,000	$10,347	$10,892	$12,027	$15,470
	Average annual total return	3.47%	2.89%	3.76%	4.46%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,445	$11,368	$12,866	$17,749
	Average annual total return	4.45%	4.37%	5.17%	5.90%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 9/30/06
DWS Massachusetts Tax-Free Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	3.45%	4.53%	3.95%	4.83%	5.55%
Lehman Brothers Municipal Bond Index+	3.44%	4.45%	4.37%	5.17%	5.90%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/06	$ 14.33
3/31/06	$ 14.20
Distribution Information: Six Months: Income Dividends as of 9/30/06	$ .30
Capital Gains as of 9/30/06	$ .06
September Income Dividend	$ .0495
SEC 30-day Yield++ as of 9/30/06	3.52%
Tax Equivalent Yield++ as of 9/30/06	5.72%
Current Annualized Distribution Rate++ as of 9/30/06	4.20%

++ The SEC yield is net investment income per share earned over the month ended September  30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.50% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.45% (an approximate combined Massachusetts state and federal income tax rates). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September  30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.18% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class S Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	51	14
3-Year	18	of	50	36
5-Year	10	of	49	20
10-Year	6	of	38	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Massachusetts Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,453	$11,233	$12,662	$17,165
	Average annual total return	4.53%	3.95%	4.83%	5.55%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,445	$11,368	$12,866	$17,749
	Average annual total return	4.45%	4.37%	5.17%	5.90%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,033.20	$ 1,028.60	$ 1,028.60	$ 1,034.50
Expenses Paid per $1,000*	$ 4.94	$ 8.80	$ 8.75	$ 3.67
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,020.21	$ 1,016.39	$ 1,016.44	$ 1,021.46
Expenses Paid per $1,000*	$ 4.91	$ 8.74	$ 8.69	$ 3.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.97%	1.73%	1.72%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon serves as lead portfolio manager of DWS Massachusetts Tax-Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended September 30, 2006?

A: Over the period, results for both the taxable and municipal bond markets were positive. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 3.44% for the six-month period ended September 30, 2006.1 The broad taxable bond market returned 3.73% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The Lehman Brothers Municipal Bond Index is an unmanaged, market- value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of 2005, the supply of municipal issues coming to market was relatively heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply nationally began to drop off. This trend toward lower supply prevailed during the fund's semiannual period, and was especially significant in Massachusetts where issuance has been running at roughly half of last year's pace. On the demand side, there was strong interest in municipals from "crossover" buyers -— hedge funds, banks and other institutions that shift their exposure to taxable versus tax-exempt securities depending on the relative attractiveness of the asset classes. Retail demand, which had strengthened earlier in the year as interest rate levels rose, softened as rates dropped over the period. Mutual fund flows were generally tepid.

During the period, the US Federal Reserve Board (the Fed) increased the fed funds rate, a benchmark short-term lending rate, on two separate occasions in increments of 0.25%, to its current level of 5.25%, before pausing in August. Municipal yields fell during the period, with longer-term municipal rates declining to a greater extent. Since a bond's yield moves in the opposite direction of its price, this meant that prices of bonds generally rose, with longer maturity municipals providing the best performance over the six months.

The overall result was that the tax-free yield curve flattened over the six-month period.3 On the municipal bond curve, yields on two-year issues decreased by nine basis points, while bonds with 30-year maturities experienced a yield decrease of 31 basis points, resulting in a total flattening of 22 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market was toward improved ratings over the period, as municipalities continued to benefit from a growing national economy.

Municipal Bond Yield Curve (as of 3/31/06 and 9/30/06)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Scudder product.

Past performance is no guarantee of future results.

High-yield municipal bond performance was essentially in line with that of the broader municipal market over the quarter. The yield spread provided by lower-quality bonds to compensate investors for assuming the incremental risk of these issues remains very tight by historical standards.

Q: How did DWS Massachusetts Tax-Free Fund perform for the semiannual period?

A: DWS Massachusetts Tax-Free Fund posted a positive return for the period of 3.32% (Class A shares, unadjusted for sales charges, which would reduce performance if included). This return compares to 3.44% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's performance for the six months exceeded the 3.04% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.4 (Please see pages 4 through 9 for the performance of other share classes and more complete performance information. Past performance is no guarantee of future results.)

4 The Lipper Massachusetts Municipal Debt Funds category comprises funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category. For the one-, three- and five-year periods this category's average was 3.77% (51 funds), 3.67% (50 funds) and 4.32% (49 funds), respectively, as of 9/30/06. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We continue to look for securities that appear to offer the best total return potential. Over the period, we maintained a relatively conservative posture, meaning that we sought to avoid taking any undue credit or interest rate/yield curve risk. This translated into an underweighting of both lower-quality and longer-maturity issues.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

With respect to credit risk, the yield advantage provided by BBB-rated versus AAA-rated issues has for some time been narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. A similar risk/reward analysis underlies the fund's positioning with respect to the maturities held. We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral portfolio duration and corresponding sensitivity to interest rate changes relative to our Lipper Index. In attempting to maintain a duration-neutral stance, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. The flattening of the yield curve that has occurred has significantly reduced the income advantage provided by longer-term issues. We believe there is currently more value to be found among intermediate-term bonds, and have been focusing new purchases on the 10-year segment of the market, funding some of these transactions with proceeds from the sale of longer-term bonds.

The fund's returns for the period benefited from the utilization of instruments known as interest rate swaps, which we used to allow the fund to benefit from the outperformance of the municipal market versus taxable bonds, as well as to manage portfolio duration and yield curve positioning. Performance also benefited from our efforts to minimize the impact of a flattening yield curve on returns, in particular by hedging the fund's exposure to the 10-year segment of the market. We have taken off this hedge as part of repositioning the fund for the likelihood of a steeper yield curve going forward.

Q: What is your current assessment of the Massachusetts economy and municipal bond market?

A: The fiscal health of Massachusetts remains sound and continued to show signs of improvement during the period. Standard & Poor's Corporation continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. held their rating at Aa2 with a stable outlook.6

Massachusetts carries a relatively high debt burden, and faces many of the same challenges faced by other states including rising health care and pension costs. In addition, significant new issuance is planned to support improvements to local schools. While employment growth continued over the period, it has lagged that of the nation. However, the state has a diverse and fundamentally sound economy, with depth in areas including education, health care, technology and financial services. Personal income tax revenues have experienced a strong rebound. The state has established a strong record of professional management and fiscal discipline, which is reflected in improving reserves and the avoidance of using one-time revenue sources to offset ongoing costs. We continue to believe that the Massachusetts economy is on an upward course and that the outlook for the state's debt is positive.

6 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' view is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Diversification	9/30/06	3/31/06

State General Obligation/Lease	16%	14%
Hospital/Health Revenue	15%	16%
Sales/Special Tax	13%	11%
Water and Sewer Revenue	12%	16%
Other General Obligation/Lease	7%	7%
Higher Education	6%	8%
Port/Airport Revenue	5%	6%
Project Revenue	3%	3%
Electric Revenue	2%	2%
Resource Recovery	2%	2%
Miscellaneous Municipal	19%	15%
	100%	100%
Quality	9/30/06	3/31/06

AAA	61%	60%
AA	24%	23%
A	3%	3%
BBB	6%	6%
B	1%	2%
Not Rated	5%	6%
	100%	100%

Diversification and quality are subject to change.

Weighted average quality: AA and AA, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/06	3/31/06

Less than 1 year	13%	13%
1-4.99 years	26%	20%
5-9.99 years	46%	49%
10-14.99 years	14%	13%
15 years or greater	1%	5%
	100%	100%

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.1%
Massachusetts 83.2%
Bellingham, MA, Other General Obligation, 5.375%, 3/1/2015 (a)	1,765,000	1,905,547
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	1,975,000	2,044,086
8.0%, 9/1/2035	990,000	999,177
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (a)	2,730,000	2,913,292
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	695,000	701,060
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,140,000	1,338,018
Groton-Dunstable, MA, School District General Obligation, Regional School District, 5.0%, 10/15/2015 (a)	1,920,000	2,054,400
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (a)	1,260,000	1,376,890
Hopkinton, MA, Other General Obligation:
5.5%, 9/1/2012	1,735,000	1,899,461
5.5%, 9/1/2014	1,735,000	1,895,349
Ipswich, MA, General Obligation, 5.25%, 11/15/2017 (a)	2,325,000	2,464,244
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,180,340
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (a)	1,000,000	1,021,770
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2021	2,000,000	2,216,480
Series A, 5.75%, 7/1/2011	355,000	381,565
Series A, 5.75%, 7/1/2015	535,000	573,285
Series B, 6.2%, 3/1/2016	3,100,000	3,578,237
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series C, 5.0%, 7/1/2015	3,175,000	3,469,926
Series C, 5.0%, 7/1/2016	2,200,000	2,414,346
Series A, 5.25%, 7/1/2020	6,270,000	7,131,874
Series A, 5.25%, 7/1/2021	5,000,000	5,706,200
Series C, 5.5%, 7/1/2017	5,000,000	5,737,250
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,500,000	1,676,085
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	7,225,000	7,839,125
Massachusetts, Health & Educational Facilities Authority, Simmons College, Series F, 5.0%, 10/1/2019 (a)	1,230,000	1,317,305
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2010	2,575,000	2,839,968
6.75%, 5/1/2011	2,745,000	3,110,744
6.875%, 5/1/2014	1,300,000	1,569,347
Massachusetts, Higher Education Revenue, Development Finance Agency, Prerefunded, 5.75%, 7/1/2012	500,000	543,170
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,374,220
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (a)	1,200,000	1,313,160
Series A, 5.375%, 1/1/2016 (a)	1,200,000	1,313,160
Series A, 5.375%, 1/1/2017 (a)	1,200,000	1,313,160
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.375%, 7/1/2017	5,500,000	6,245,635
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (a)	500,000	536,295
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts, Series C, 5.5%, 10/1/2014 (a)	1,645,000	1,813,382
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,755,148
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,029,410
5.625%, 9/1/2020	1,265,000	1,308,288
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,035,340
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,049,860
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (a)	2,100,000	2,167,032
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,205,140
Series F, 5.75%, 7/1/2033	2,000,000	2,123,820
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,152,220
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,900,000	4,776,330
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	4,420,000	4,770,152
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,032,350
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional:
Series C, 5.75%, 7/15/2013	1,750,000	1,810,830
Series D, 6.35%, 7/15/2032	3,250,000	3,482,830
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, New England Medical Center:
Series H, 5.375%, 5/15/2018 (a)	4,875,000	5,243,891
Series H, 5.375%, 5/15/2019 (a)	1,800,000	1,936,206
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	730,000	737,285
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,290,760
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,211,380
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,682,800
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,855,000	4,026,548
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,516,450
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant:
Series A, Zero Coupon, 12/15/2014	9,000,000	6,549,210
Series A, 5.5%, 12/15/2013	5,000,000	5,567,100
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	7,673,854
5.5%, 6/15/2014	7,000,000	7,339,220
Massachusetts, School District General Obligation, Development Finance Agency, 5.375%, 9/1/2023	1,175,000	1,249,942
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities, TNG Marina Bay LLC Project, AMT, 7.5%, 12/1/2027	935,000	985,705
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (a)	2,600,000	2,956,382
Massachusetts, Special Obligation Dedicated Tax Revenue, 5.25%, 1/1/2021 (a)	5,000,000	5,480,600
Massachusetts, State Development Finance Agency Revenue, Governor Dummer Academy, 3.77%*, 8/1/2036, Citizens Bank of MA (b)	300,000	300,000
Massachusetts, State Development Finance Agency Revenue, Biomedical Research:
Series C, 6.25%, 8/1/2013	2,180,000	2,394,817
Series C, 6.375%, 8/1/2014	1,000,000	1,102,970
Massachusetts, State Development Finance Agency Revenue, Buckingham Brown & Nichols, 3.76%*, 6/1/2036, JPMorgan Chase (b)	2,000,000	2,000,000
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,381,400
Massachusetts, State General Obligation:
Series D, 5.0%, 8/1/2017	3,190,000	3,477,834
Series D, 5.5%, 11/1/2016	500,000	568,325
Series D, 5.5%, 11/1/2019	4,325,000	4,983,308
Massachusetts, State General Obligation, Central Artery Project, Series A, 3.85%*, 12/1/2030	500,000	500,000
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2014 (a)	4,990,000	5,589,848
Series C, 5.5%, 11/1/2015 (a)	12,500,000	14,128,000
Series D, 5.5%, 11/1/2019 (a)	2,500,000	2,902,725
Massachusetts, State Port Authority Revenue, Series C, 5.0%, 7/1/2016 (a)	5,000,000	5,417,850
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue, Series A, 5.0%, 8/15/2021 (a)	4,500,000	4,831,560
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, Series 2, 5.7%, 2/1/2015	35,000	35,228
Massachusetts, State Water & Sewer Revenue, Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019 (c)	4,000,000	4,839,600
Massachusetts, State Water Pollution Abatement Treatment, Pool Program:
Series 7, 5.25%, 2/1/2014	3,705,000	3,963,905
Series 6, 5.625%, 8/1/2015	120,000	129,187
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	5,750,000	6,246,972
Series 11, 5.0%, 8/1/2020	5,750,000	6,198,673
Massachusetts, State Water Resources Authority, Series D, 5.5%, 8/1/2011 (a)	5,000,000	5,430,200
Massachusetts, Transportation/Tolls Revenue, Series E, 5.25%, 1/1/2022 (a)	4,500,000	4,897,845
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	475,553
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	608,112
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	554,750
Series A, ETM, 5.3%, 7/1/2009	705,000	738,114
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,067,750
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	270,775
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	270,775
Massachusetts, University of Massachusetts Building Authority Project Revenue, Series 04-1, 5.25%, 11/1/2022 (a)	2,000,000	2,214,640
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2021 (a)	10,000,000	11,696,600
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,089,940
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Loan Program, Series 5, ETM, 5.375%, 8/1/2015	5,000,000	5,608,200
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	4,030,000	4,412,407
Series C, 5.25%, 12/1/2015 (a)	6,050,000	6,640,661
Series A, 5.5%, 8/1/2013 (a)	1,445,000	1,607,461
Series A, 6.5%, 7/15/2019	3,110,000	3,721,550
Medford, MA, Core City General Obligation, 5.0%, 2/15/2015 (a)	2,085,000	2,240,520
Middleborough, MA, Other General Obligation:
5.25%, 1/15/2017 (a)	1,525,000	1,612,810
5.25%, 1/15/2018 (a)	1,515,000	1,602,234
5.25%, 1/15/2019 (a)	1,470,000	1,553,702
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012 (a)	1,145,000	1,268,236
Northbridge, MA, Core City General Obligation, 5.25%, 2/15/2014 (a)	1,490,000	1,622,223
Plymouth, MA, County General Obligation:
5.75%, 10/15/2015 (a)	1,900,000	2,065,148
5.75%, 10/15/2016 (a) (c)	1,725,000	1,881,061
Route 3 North, MA, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (a)	1,105,000	1,186,770
5.75%, 6/15/2013 (a)	2,500,000	2,680,525
5.75%, 6/15/2016 (a)	4,910,000	5,261,016
Springfield, MA, Core City General Obligation, 5.25%, 1/15/2019 (a)	1,000,000	1,085,390
Springfield, MA, Core City General Obligation, Municipal Purpose Loan:
5.5%, 8/1/2015 (a)	1,505,000	1,642,136
5.5%, 8/1/2016 (a)	1,685,000	1,840,104
Springfield, MA, Other General Obligation, Municipal Purpose Loan, 6.0%, 10/1/2014 (a)	1,955,000	2,109,445
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (a)	1,250,000	1,359,675
Tantasqua, MA, School District General Obligation, Regional School District:
5.625%, 8/15/2012 (a)	2,580,000	2,796,694
5.625%, 8/15/2013 (a)	2,575,000	2,791,274
5.625%, 8/15/2014 (a)	2,575,000	2,791,274
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020 (a)	11,880,000	12,810,323
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2015 (a)	1,185,000	1,272,891
Series 2, 5.5%, 11/1/2016 (a)	1,250,000	1,342,713
Westfield, MA, Core City General Obligation, 6.5%, 5/1/2013 (a)	1,170,000	1,295,822
Westford, MA, Other General Obligation Lease, 5.125%, 4/1/2017 (a)	1,150,000	1,214,883
Westford, MA, School District General Obligation, Series A, 5.75%, 4/1/2012 (a)	1,140,000	1,230,106
Worcester, MA, Core City General Obligation, Series A, 5.5%, 8/15/2016 (a)	1,285,000	1,393,275
Worcester, MA, Other General Obligation, 5.625%, 8/15/2015 (a)	705,000	764,213
		377,965,634
Puerto Rico 5.9%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	3,970,000	4,267,988
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue:
Series Y, Prerefunded, ETM, 6.25%, 7/1/2014	1,855,000	2,167,864
Series Y, 6.25%, 7/1/2014	145,000	166,403
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series H, 5.5%, 7/1/2016 (a)	10,350,000	11,786,062
Puerto Rico, State General Obligation, Series A, 5.5%, 7/1/2022 (a) (c)	5,000,000	5,847,600
Puerto Rico, State General Obligation, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (a)	2,500,000	2,826,800
		27,062,717
Total Municipal Bonds and Notes (Cost $381,033,853)		405,028,351

Municipal Inverse Floating Rate Notes 9.9%
Massachusetts
Massachusetts, Airport Revenue, Port Authority, AMT, 144A, 10.26%, 1/1/2016, Leverage Factor at purchase date: 4 to 1 (a)	2,500,000	3,054,900
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 9.46%, 7/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	5,397,500	7,133,012
Massachusetts, Port Authority Revenue, RITES-PA 592A, AMT, 144A, 7.035%, 7/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	4,195,000	4,608,417
Massachusetts, Port Authority Revenue, RITES-PA 592B, AMT, 144A, 7.035%, 7/1/2012, Leverage Factor at purchase date: 2 to 1 (a)	805,000	884,333
Massachusetts, Port Authority Revenue, RITES-PA 598A, AMT, 8.196%, 7/1/2013, Leverage Factor at purchase date: 2 to 1	930,000	1,054,583
Massachusetts, Port Authority Revenue, RITES-PA 598B, AMT, 8.196%, 7/1/2014, Leverage Factor at purchase date: 2 to 1	995,000	1,128,290
Massachusetts, Port Authority Revenue, RITES-PA 598C, AMT, 8.196%, 7/1/2015, Leverage Factor at purchase date: 2 to 1	1,065,000	1,208,328
Massachusetts, Port Authority Revenue, RITES-PA 598D, AMT, 8.446%, 7/1/2016, Leverage Factor at purchase date: 2 to 1	925,000	1,070,234
Massachusetts, Port Authority Revenue, RITES-PA 598E, AMT, 8.446%, 7/1/2017, Leverage Factor at purchase date: 2 to 1	775,000	894,218
Massachusetts, Port Authority Revenue, RITES-PA 598F, AMT, 6.946%, 7/1/2018, Leverage Factor at purchase date: 2 to 1	1,310,000	1,439,009
Massachusetts, Security Trust Certificates, Series 7002B, 144A, 6.78%, 6/1/2020, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	5,891,050
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, Series 563, 144A, 7.25%, 1/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	2,500,000	2,972,875
Massachusetts, State General Obligation, RITES-PA 1281, 144A, 6.01%, 11/1/2024, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	5,873,800
Massachusetts, State Water Resources Authority, Series R-252, 144A, 5.97%, 8/1/2021, Leverage Factor at purchase date: 2 to 1 (a)	6,585,000	7,653,482
Total Municipal Inverse Floating Rate Notes (Cost $40,326,669)		44,866,531
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $421,360,522)+	99.0	449,894,882
Other Assets and Liabilities, Net	1.0	4,481,772
Net Assets	100.0	454,376,654

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2006.

+ The cost for federal income tax purposes was $421,187,667. At September 30, 2006, net unrealized appreciation for all securities based on tax cost was $28,707,215. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,707,215 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $0.

(a) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	12.4
Financial Guaranty Insurance Company	14.8
Financial Security Assurance, Inc.	11.0
Municipal Bond Insurance Association	13.1

(b) Security incorporates a letter of credit from a major bank.

(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security.

At September 30, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
10/12/2006 10/12/2026	8,400,000+	Fixed — 4.321%	Floating — BMA	(349,992)
1/25/2007 1/25/2027	15,200,000++	Fixed — 4.348%	Floating — BMA	(663,847)
Total net unrealized depreciation on open interest rate swaps				(1,013,839)
Counterparties: + Morgan Stanley ++ Citibank, NA BMA: Represents the Bond Market Association.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $421,360,522)	$ 449,894,882
Cash	70,641
Interest receivable	6,275,511
Receivable for Fund shares sold	24,139
Other assets	30,499
Total assets	456,295,672
Liabilities
Distributions payable	257,035
Payable for Fund shares redeemed	253,638
Unrealized depreciation on open interest rate swap contracts	1,013,839
Accrued management fee	174,684
Other accrued expenses and payables	219,822
Total liabilities	1,919,018
Net assets, at value	$ 454,376,654
Net Assets
Net assets consist of: Undistributed net investment income	167,661
Net unrealized appreciation (depreciation) on: Investments	28,534,360
Interest rate swaps	(1,013,839)
Accumulated net realized gain (loss)	1,352,276
Paid-in capital	425,336,196
Net assets, at value	$ 454,376,654

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($13,010,656 ÷ 907,976 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.33
Maximum offering price per share (100 ÷ 95.50 of $14.33)	$ 15.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,867,995 ÷ 479,588 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.32

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,237,972 ÷ 365,752 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 14.32
Class S Net Asset Value, offering and redemption price(a) per share ($429,260,031 ÷ 29,959,368 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.33

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 11,129,898
Expenses: Management fee	1,211,362
Administration fee	152,344
Services to shareholders	117,063
Custodian and accounting fees	19,911
Distribution service fees	76,488
Auditing	34,851
Legal	21,099
Trustees' fees and expenses	7,034
Reports to shareholders and shareholder meeting	42,179
Registration fees	32,940
Other	46,563
Total expenses before expense reductions	1,761,834
Expense reductions	(25,955)
Total expenses after expense reductions	1,735,879
Net investment income	9,394,019
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(248,820)
Interest rate swaps	1,939,752
1,690,932
Net unrealized appreciation (depreciation) during the period on: Investments	6,623,570
Interest rate swaps	(2,563,358)
4,060,212
Net gain (loss) on investment transactions	5,751,144
Net increase (decrease) in net assets resulting from operations	$ 15,145,163

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2006 (Unaudited)	Year Ended March 31, 2006
Operations: Net investment income	$ 9,394,019	$ 19,713,068
Net realized gain (loss) on investment transactions	1,690,932	5,057,148
Net unrealized appreciation (depreciation) on investment transactions during the period	4,060,212	(8,105,154)
Net increase (decrease) in net assets resulting from operations	15,145,163	16,665,062
Distributions to shareholders from: Net investment income: Class A	(272,863)	(738,551)
Class B	(107,339)	(238,397)
Class C	(84,861)	(196,632)
Class AARP	(102,258)	(397,852)
Class S	(8,803,739)	(18,037,779)
Net realized gains: Class A	(52,423)	(174,134)
Class B	(26,407)	(74,619)
Class C	(20,876)	(62,947)
Class AARP	(31,822)	(96,871)
Class S	(1,641,329)	(4,337,665)
Fund share transactions: Proceeds from shares sold	54,841,113	52,337,113
Reinvestment of distributions	6,403,799	15,222,097
Cost of shares redeemed	(47,372,865)	(97,196,117)
Redemption fees	3,704	14
Net increase (decrease) in net assets from Fund share transactions	13,875,751	(29,636,893)
Increase (decrease) in net assets	17,876,997	(37,327,278)
Net assets at beginning of period	436,499,657	473,826,935
Net assets at end of period (including undistributed net investment income of $167,661 and $144,702, respectively)	$ 454,376,654	$ 436,499,657

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.46	$ 14.91	$ 14.80	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.28	.59	.64	.65	.66	.53
Net realized and unrealized gain (loss) on investment transactions	.19	(.12)	(.37)	.11	.71	(.19)
Total from investment operations	.47	.47	.27	.76	1.37	.34
Less distributions from: Net investment income	(.28)	(.58)	(.65)	(.65)	(.66)	(.53)
Net realized gain on investment transactions	(.06)	(.15)	(.07)	—	(.01)	—
Total distributions	(.34)	(.73)	(.72)	(.65)	(.67)	(.53)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.33	$ 14.20	$ 14.46	$ 14.91	$ 14.80	$ 14.10
Total Return (%)[c]	3.32d**	3.32[d]	1.56	5.25[d]	9.88	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	20	20	14	3
Ratio of expenses before expense reductions (%)	.98*	.98	.94	.97	.97	1.02*
Ratio of expenses after expense reductions (%)	.97*	.98	.94	.95	.97	1.02*
Ratio of net investment income (%)	3.94*	4.07	4.40	4.40	4.51	4.69*
Portfolio turnover rate (%)	55*	39	34	25	37	30

[a] For the six months ended September 30, 2006 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to March 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.45	$ 14.90	$ 14.79	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.23	.48	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.17	(.10)	(.37)	.11	.70	(.19)
Total from investment operations	.40	.38	.16	.64	1.24	.25
Less distributions from: Net investment income	(.22)	(.48)	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.06)	(.15)	(.07)	—	(.01)	—
Total distributions	(.28)	(.63)	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.32	$ 14.20	$ 14.45	$ 14.90	$ 14.79	$ 14.10
Total Return (%)[c]	2.86d**	2.63[d]	.81	4.39[d]	8.89	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	8	8	7	2
Ratio of expenses before expense reductions (%)	1.75*	1.75	1.69	1.80	1.80	1.82*
Ratio of expenses after expense reductions (%)	1.73*	1.73	1.69	1.77	1.80	1.82*
Ratio of net investment income (%)	3.18*	3.32	3.65	3.58	3.68	3.89*
Portfolio turnover rate (%)	55*	39	34	25	37	30

[a] For the six months ended September 30, 2006 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to March 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.45	$ 14.90	$ 14.80	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.23	.48	.53	.53	.54	.44
Net realized and unrealized gain (loss) on investment transactions	.17	(.10)	(.37)	.10	.70	(.18)
Total from investment operations	.40	.38	.16	.63	1.24	.26
Less distributions from: Net investment income	(.22)	(.48)	(.54)	(.53)	(.54)	(.44)
Net realized gain on investment transactions	(.06)	(.15)	(.07)	—	(.01)	—
Total distributions	(.28)	(.63)	(.61)	(.53)	(.55)	(.44)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.32	$ 14.20	$ 14.45	$ 14.90	$ 14.80	$ 14.11
Total Return (%)[c]	2.86d**	2.63[d]	.81	4.34[d]	8.91	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	6	7	4	1
Ratio of expenses before expense reductions (%)	1.75*	1.74	1.68	1.78	1.79	1.79*
Ratio of expenses after expense reductions (%)	1.72*	1.73	1.68	1.75	1.79	1.79*
Ratio of net investment income (%)	3.19*	3.32	3.66	3.60	3.69	3.92*
Portfolio turnover rate (%)	55*	39	34	25	37	30

[a] For the six months ended September 30, 2006 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to March 31, 2002.

[c] Total return does not reflect the effect of any sales charges.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended March 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.20	$ 14.46	$ 14.90	$ 14.80	$ 14.10	$ 14.33
Income (loss) from investment operations: Net investment income	.30	.62	.68	.68	.69	.71
Net realized and unrealized gain (loss) on investment transactions	.19	(.11)	(.37)	.11	.71	(.23)
Total from investment operations	.49	.51	.31	.79	1.40	.48
Less distributions from: Net investment income	(.30)	(.62)	(.68)	(.69)	(.69)	(.71)
Net realized gain on investment transactions	(.06)	(.15)	(.07)	—	(.01)	—
Total distributions	(.36)	(.77)	(.75)	(.69)	(.70)	(.71)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.33	$ 14.20	$ 14.46	$ 14.90	$ 14.80	$ 14.10
Total Return (%)	3.45b**	3.59	1.84	5.42	10.10	3.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	429	401	431	485	523	483
Ratio of expenses before expense reductions (%)	.73*	.74	.70	.74	.74	.74
Ratio of expenses after expense reductions (%)	.72*	.74	.70	.74	.74	.74
Ratio of net investment income (%)	4.19*	4.32	4.63	4.61	4.74	4.91
Portfolio turnover rate (%)	55*	39	34	25	37	30

a For the six months ended September 30, 2006 (Unaudited).

b Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and investment in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $138,488,454 and $123,185,150, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from April 1, 2006 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

First $400 million of the Fund's average daily net assets	.600%
Next $600 million of such net assets	.525%
Over $1 billion of such net assets	.500%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	.515%
Next $600 million of such net assets	.440%
Over $1 billion of such net assets	.415%

For the period from April 1, 2006 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.73%
Class B	.73%
Class C	.73%
Class S	.73%

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.96%
Class B	1.71%
Class C	1.70%
Class S	.71%

Accordingly for the six months ended September 30, 2006, the fee pursuant to these agreements was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through September 30, 2006, the Advisor received an Administration Fee of $152,344, of which $37,350 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended September 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 3,437	$ 335	$ 2,439
Class B	1,803	688	1,644
Class C	1,610	834	1,094
Class AARP	1,905	143	—
Class S	67,064	22,164	27,717
	$ 75,819	$ 24,164	$ 32,894

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Service Agreement. For the period from April 1, 2006 through May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $12,384.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Class B	$ 25,452	$ 4,262
Class C	20,090	3,214
	$ 45,542	$ 7,476

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2006	Annualized Effective Rate
Class A	$ 15,945	$ 5,600.23%
Class B	8,437	3,072.25%
Class C	6,564	2,476.25%
	$ 30,946	$ 11,148

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2006 aggregated $504.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2006, the CDSC for Class B and C shares aggregated $1,416 and $6, respectively. A deferred sales charge of up to 1% is asserted on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,800, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the six months ended September 30, 2006, the Advisor reimbursed the Fund $1,464, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended September 30, 2006, the custodian fee was reduced by $327 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2006		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	152,457	$ 2,159,910	530,718	$ 7,641,834
Class B	12,011	170,305	15,972	230,385
Class C	20,072	285,319	61,564	886,575
Class AARP	1,195	16,894	67,995	985,419
Class S	3,689,236	52,208,685	2,949,992	42,592,900
		$ 54,841,113		$ 52,337,113
Shares issued to shareholders in reinvestment of distributions
Class A	15,661	$ 221,533	49,372	$ 713,605
Class B	5,912	83,543	14,884	214,713
Class C	5,659	79,969	13,986	201,765
Class AARP	5,289	74,398	21,235	306,346
Class S	420,311	5,944,356	955,050	13,785,668
		$ 6,403,799		$ 15,222,097
Shares converted*
Class AARP	(531,962)	(7,480,031)	—	—
Class S	531,622	7,480,031	—	—
		$ —		$ —
Shares redeemed
Class A	(247,735)	$ (3,507,178)	(973,131)	$ (14,026,115)
Class B	(11,417)	(161,277)	(78,352)	(1,129,041)
Class C	(54,288)	(768,397)	(106,261)	(1,531,212)
Class AARP	(102,338)	(1,440,986)	(111,616)	(1,612,714)
Class S	(2,933,376)	(41,495,027)	(5,456,838)	(78,897,035)
		$ (47,372,865)		$ (97,196,117)
Redemption fees		$ 3,704		$ 14
Net increase (decrease)
Class A	(79,617)	$ (1,125,735)	(393,041)	$ (5,670,676)
Class B	6,506	92,571	(47,496)	(683,943)
Class C	(28,557)	(403,109)	(30,711)	(442,872)
Class AARP	(627,816)	(8,829,725)	(22,386)	(320,949)
Class S	1,707,793	24,141,749	(1,551,796)	(22,518,453)
		$ 13,875,751		$ (29,636,893)

* On July 14, 2006, Class AARP shares converted into Class S shares.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Massachusetts Tax-Free Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all Funds that are a series of DWS State Tax-Free Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	23,098,413.597	1,356,893.839
Dawn-Marie Driscoll	23,096,844.667	1,358,462.769
Keith R. Fox	23,085,579.672	1,369,727.764
Kenneth C. Froewiss	23,036,911.459	1,418,395.977
Martin J. Gruber	22,957,709.081	1,497,598.355
Richard J. Herring	22,995,968.389	1,459,339.047
Graham E. Jones	23,051,523.383	1,403,784.383
Rebecca W. Rimel	23,091,722.110	1,363,585.326
Philip Saunders, Jr.	23,069,539.829	1,385,767.607
William N. Searcy, Jr.	23,021,904.042	1,433,403.394
Jean Gleason Stromberg	23,052,324.640	1,402,982.796
Carl W. Vogt	23,089,322.837	1,365,984.599
Axel Schwarzer	22,978,946.688	1,476,360.748

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
19,372,636.104	865,377.957	975,071.375	3,242,222.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
17,896,734.264	2,289,917.362	1,026,433.810	3,242,222.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
19,036,500.864	1,135.656.326	1,040,928.246	3,242,222.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are a series of DWS State Tax-Free Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
19,052,392.889	1,144,516.320	1,016,176.227	3,242,222.000

The Meeting was reconvened on June 27, 2006, at which time the following matter was voted upon by the Shareholders (the resulting votes are presented below):

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are a series of DWS State Tax-Free Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
21,549,534.552	1,451,262.141	1,114,758.821	2,424,980.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeIM in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeIM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeIM with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class S shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2006 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2006. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeIM and its affiliates as a result of DeIM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeIM and its affiliates) research services from third parties that are generally useful to DeIM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SQMAX	SQMBX	SQMCX
CUSIP Number	23337J 104	23337J 203	23337J 302
Fund Number	412	612	712
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCMAX
Fund Number	2012

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006